UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                                  SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934


Check  the  appropriate  box:

[ ]  Preliminary  information  statement
[_] Confidential, for use of the Commission only (as permitted by Rule 14c-6(d)(2))
[X]  Definitive  information  statement


Company  Name:  SONGZAI  INTERNATIONAL  HOLDING  GROUP,  INC.

Payment  of  filing  fee  (check  the  appropriate  box):

[X]  No  fee  required

[_]  Fee  computed  on  table  below  per  Exchange  Act  Rules 14c-5(g)and 0-11

(1) Title of each class of securities to which transaction applies: Common Stock, $.001 par value.

(2) Aggregate number of securities to which transaction applies: 68,503,748 shares of Common Stock.

(3)  Per  unit  price/underlying  value  pursuant to Exchange Act Rule 0-11: N/A

(4)  Proposed  maximum  aggregate  value  of  transaction:  N/A

(5)  Total  fee  paid:  N/A

[_]  Fee  paid  previously  with  preliminary  materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number or the form or schedule and the date of its filing.

(1)  Amount  previously  paid:
(2)  Form,  schedule  or  registration  statement  no.:
(3)  Filing  party:
(4)  Date  filed:



                    SONGZAI INTERNATIONAL HOLDING GROUP, INC.
                               5628 Halifax Road,
                            Arcadia, California 91007


                                  May 4, 2004

Dear  Shareholder:

     The enclosed information statement is being furnished to shareholders of record on April 8, 2004, of Songzai International Holding Group, Inc. ("SGZI" or the "Company"), a Nevada corporation, in connection with two proposals to amend the corporate charter to (i) to authorize a class of 8,000,000 "blank check" preferred shares, which may be converted to common stock on terms and conditions set out by the Board of Directors from time to time (the "Preferred Stock Proposal") and (ii) increase the authorized number of shares of common stock, $.001 par value, of the Company from 200,000,000 shares to 1,000,000,000 shares, which was approved by action by written consent of a majority of all shareholders entitled to vote on the record date (the "Authorized Capital Proposal").

                        WE  ARE  NOT  ASKING  FOR  A  PROXY  AND
               SHAREHOLDERS  ARE  NOT  REQUESTED  TO  SEND  US  A  PROXY.

     Our board of directors has fully reviewed and unanimously approved both proposals.

     Holders of approximately 52.01% of our common stock have executed a written consent in favor of the proposals described herein. However, under federal law these proposals will not be effected until at least 20 days after a definitive Information Statement has first been sent to shareholders who have not previously consented.


By  Order  of  the  Board  of  Directors,


/s/  Hong  Wen  Li
------------------
Hong  Wen  Li
Chairman



                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                INFORMATION STATEMENT PURSUANT TO SECTION 14(c)
                     OF THE SECURITIES EXCHANGE ACT OF 1934
                        AND RULE 14C PROMULGATED THERETO

                    SONGZAI INTERNATIONAL HOLDING GROUP, INC.

                                    Contents

Introduction                                                                   3

Item  1. Information Required by Items of Schedule 14A                         4
      A. No Time, Place or Date for Meeting of Shareholders                    4
      B. Dissenters' Rights                                                    4
      C. Voting Securities and Principal Holders Thereof                       4
      D. Amendment of Charter - Preferred Stock Proposal                       5
         Reasons and Benefits of the Transaction                               5
      E. Amendment of Charter - Authorized Capital Proposal                    5
         Reasons  and  Benefits of the Transaction                             5
      F. Federal Tax Consequences                                              6
Item  2. Statements that Proxies are not Solicited                             6
Item  3. Interest of Certain Persons                                           6
Item  4. Other and General Information                                         6
Item  5. Documents Incorporated By Reference                                   7

Exhibit 1 Purchase Agreement                                                   8

INTRODUCTION

     The majority shareholders of this 1934 Act Registrant, Songzai International Holding Group, Inc., have taken an Action By Majority Shareholders Consent Without A Meeting (hereinafter, "Majority Shareholder Action") pursuant to NRS 78.320, to (i) authorize a class of "blank check" preferred stock, issuable on terms and conditions to be approved by the Board of Directors from time to time, and (ii) to approve the increase in authorized shares of common stock of the Company from 200,000,000 to 1,000,000,000 shares. This Information Statement is being filed pursuant to Section 14(c) of the Securities Exchange Act of 1934 and provided to the Company's shareholders pursuant to Rule 14c.

     The Company has signed a Purchase and Sale Agreement (the "Agreement") with the Registrant's Chairman, Hong Wen Li, and Songzai Metal Products, Ltd., a corporation organized under the laws of the People's Republic of China, to acquire a non-operating coal mine formerly known as Heihe Jinchang coal mine (the "Purchase Agreement".) A copy of the Purchase Agreement is attached as
Exhibit 1 to a Form 8-K filed by the Company on April 8, 2004. The Company will file a Current Report on Form 8-K with the Securities and Exchange Commission reporting the closing of the Purchase Agreement, as well as an Information
Statement on Schedule 14F-1 ten days prior to the change of control of the Company, which will occur as promptly as practicable after the closing in escrow under the Purchase Agreement.

     Upon consummation of the purchase transaction, the Company will acquire rights to approximately 3,157,000 tons of recoverable coal at a maximum rate of 150,000 tons per year. We are a Nevada corporation. We are a fully-reporting 1934 Act company, with our common stock quoted on the Over the Counter Bulletin Board (OTCBB).

     Information about us can be found in our December 31, 2003 Annual Report filed on Form 10-KSB. Additional information about us can be found in our public filings that can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov, or at other Internet sites such as http://www.freeedgar.com, as well as by such other means from the offices of theSEC.

ITEM 1.  INFORMATION  REQUIRED  BY  ITEMS  OF  SCHEDULE  14A

A.   NO  TIME,  PLACE  OR  DATE  FOR  MEETING  OF  SHAREHOLDERS

     There WILL NOT be a meeting of shareholders and none is required under applicable Nevada statutes when an action has been approved by written consent by holders of a majority of the outstanding shares of our common stock. This Information Statement is first being mailed on or about April 8, 2004 to the holders of Common Stock as of the Record Date on April 8, 2004.

B.   DISSENTERS'  RIGHTS.

     Under Nevada law, our shareholders do not have dissenters' rights in connection with any of the actions that were approved as disclosed in this Information Statement.

C.   THE  VOTING  SECURITIES  AND  PRINCIPAL  SHAREHOLDERS  THEREOF.

     The proposals to amend the corporate charter to (i) to authorize a class of 8,000,000 "blank check" preferred shares, which may be converted to common stock on terms and conditions set out by the Board of Directors from time to time (the "Preferred Stock Proposal"); and (ii) increase the number of shares of authorized common stock, $.001 par value, from 200,000,000 shares to 1,000,000,000 shares were approved by the action of a majority of all shareholders entitled to vote on the record date.

     This is a Majority Shareholder Action, pursuant to NRS 78.320. The vote required for approval was 50% (of all entitled shareholders) plus one vote, a simple majority. The actual affirmative vote was 52.01% of all shares issued and outstanding. The proposals are not effective before first completion of this
Section 14(c) compliance and the mailing or delivery of a definitive Information Statement to shareholders at least 20 days prior to the date that this corporate action may take place.

     VOTING  SECURITIES  OF  THE  COMPANY:

     ON APRIL 8, 2004, THE RECORD DATE, THERE WERE 68,503,748 SHARES OF COMMON STOCK ISSUED AND OUTSTANDING. EACH SHARE OF COMMON STOCK ENTITLES THE HOLDER THEREOF TO ONE VOTE ON EACH MATTER THAT MAY COME BEFORE A MEETING OF THE SHAREHOLDERS.

     SECURITY  OWNERSHIP  OF  CERTAIN  BENEFICIAL  OWNERS  AND  MANAGEMENT:

     The sole class of equity securities of the Company issued and outstanding is the common stock. The table on the following page sets forth, as of April 8, 2004, certain information with respect to the common stock beneficially owned by
(i) each Director, nominee and executive officer of the Company; (i) each person who owns beneficially more than 5% of the common stock; and (iii) all Directors, nominees and executive officers as a group.

OFFICERS,  DIRECTORS  AND  BENEFICIAL  OWNERS,  AS  OF  APRIL  8,  2004

--------------------------------------------------------------------------------
Name  and  Address of                           Amount and nature     Percentage
Beneficial  Owner                                 of Beneficial     (1) of Class
                                                    Ownership
--------------------------------------------------------------------------------
Hong  Wen  Li                                       11,056,371             16.1%
Chairman
5628  Halifax  Road,
Arcadia,  California  91007


Li  Hong  Jun                                        4,879,703              7.1%
5628  Halifax  Road,
Arcadia,  California  91007

--------------------------------------------------------------------------------


All  Officers  and  Directors  as  a  Group                                23.4%
--------------------------------------------------------------------------------
Total  Shares  Issued  and  Outstanding
--------------------------------------------------------------------------------

     Notes  to  the  table:

(1) Unless otherwise indicated, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them.

D.   AMENDMENT  OF  CHARTER  -  PREFERRED  STOCK  PROPOSAL.

     The proposal to amend the corporate charter to authorize a class of "blank check" preferred stock, issuable on terms and conditions to be approved by the Board of Directors from time to time, was approved by the action of a majority of all shareholders entitled to vote on the record date and by the Company's Board of Directors. The amendment to the Charter will take effect no sooner than May 1, 2004.

     REASONS FOR AMENDMENT. The Company has signed a Purchase and Sale Agreement (the "Agreement") with the Registrant's Chairman, Hong Wen Li, and Songzai Metal Products, Ltd., a corporation organized under the laws of the People's Republic of China. Under the Agreement, the Registrant will acquire all of Sellers' outstanding interests in a non-operating coal mine formerly known as Heihe Jinchang coal mine (the "Coal Mine".) The Coal Mine is located on the western slope of the Xiaoxianling Mountain, near Heihe City in the Heilongjiang province of the People's Republic of China.

     The purchase price of the Coal Mine will be paid by delivery of 400,000 convertible preferred shares of the Registrant, each of which is convertible into 100 shares of common voting stock. The Company does not presently have any authorized class of preferred stock To effect the payment of the purchase price the Company must authorize a class of convertible Preferred Shares under Nevada law.

     Management believes that this method of payment is in the best interests of the Company and the shareholders in that it will require no expenditure of the Company's capital, does not incur debt, and does not immediately impact the number of shares of common stock outstanding.

     The preferred shares, if converted to common, will effectively confer voting control of the Company to Mr. Hong Wen Li, the current Chairman.

E.   AMENDMENT  OF  CHARTER  -  AUTHORIZED  CAPITAL  PROPOSAL.

     The proposal to increase the number of authorized shares of common stock of the Company from 200,000,000 to 1,000,000,000 was approved by the action of a majority of all shareholders entitled to vote on the record date and by the Company's Board of Directors. The Authorized Capital Proposal will take effect no sooner than May 1, 2004.

     REASONS FOR THE AUTHORIZED CAPITAL PROPOSAL. Pursuant to the Purchase Agreement, the Company has agreed to issue 400,000 new shares of convertible preferred stock to the Sellers of the Jinchang Coal Mine assets. These shares will be convertible at a ratio of 1 preferred share for 100 common voting shares of the Company. If fully converted, the Company must issue 40,000,000 new shares of common voting stock from its authorized but unissued shares. In addition, the Company intends to authorize 8,000,000 shares of preferred stock. If the ratio of 1 preferred share for 100 common voting shares is maintained, the Company must issue 80,000,000 million new shares of common voting stock from the authorized but unissued shares.

     The Company currently has only 200,000,000 authorized shares of common stock, so that more than half of the authorized shares will be committed. In addition, the Company desires to authorize sufficient shares for future activities, including additional acquisitions, capital raising and general corporate finance purposes. The Board of Directors of the Company, in the exercise of its reasonable business judgment, believes that 1,000,000,000 shares is the appropriate number of shares of authorized common stock.

F.   FEDERAL  TAX  CONSEQUENCES.

     There are no tax consequences to the Preferred Stock Proposal or to the Authorized Capital Proposal.

ITEM 2.  STATEMENTS  THAT  PROXIES  ARE  NOT  SOLICITED.

            WE  ARE  NOT  ASKING  FOR  A  PROXY  AND  SHAREHOLDERS  ARE
                    NOT  REQUESTED  TO  SEND  US  A  PROXY.

ITEM 3.  INTEREST  OF  CERTAIN  PERSONS.

     Set forth below is the substantial interest, direct or indirect, by security holdings or otherwise, of each person who has been a director or officer of the Company at any time since the beginning of the last fiscal year in the matters that action was taken upon by Majority Shareholder Action as described in this Information Statement on Schedule 14C:


--------------------------------------------------------------------------------
Title  of Class     Name and Address                  Amount      Nature     Percent



Common              Hong  Wen  Li                  11,056,371     Direct      16.1%
                    5628  Halifax  Road,
                    Arcadia,  California  91007

Common              Hong  Jun  Li                  4,879,703      Direct       7.1%
                    5628  Halifax  Road,
                    Arcadia,  California  91007


ITEM 4.  OTHER  AND  GENERAL  INFORMATION.

     Our Annual Report on Form 10-KSB, for the year ended December 31, 2003, including audited financial statements as of that date, and our Quarterly Report on Form 10QSB, for the quarter ended June 30, 2003, are available from us on request. Further information is available by request or can be accessed on the Internet. We are subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and in accordance therewith files annual and quarterly reports, proxy statements and other information with the Securities Exchange Commission (the "SEC"). Reports, proxy statements and other information filed by SGZI can be accessed electronically by means of the SEC's home page on the Internet at http://www.sec.gov or at other Internet sites such as http://www.freeedgar.com or http://www.pinksheets.com.

     You can read and copy any materials that we file with the SEC at the SEC'S Public Reference Room at 450 Fifth Street, N.W., Washington, D.C. 20549. A copy of any public filing is also available, at no charge, from the Company.

ITEM 5.  DOCUMENTS  INCORPORATED  BY  REFERENCE.

(a) The Company's Annual Report on Form 10-KSB for the year ended December 31, 2002 is hereby incorporated by reference.

(b) The Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 2003 is hereby incorporated by reference.

(c) Form 8-K filed by the Company on or about April 8, 2004 is hereby incorporated by reference.



                                       SONGZAI INTERNATIONAL HOLDING GROUP, INC.



                                   By: /s/  Hong  Wen  Li
                                       ------------------
                                       Hong  Wen  Li
                                       Chairman


Dated:  May  4,  2004


By  the  order  of  the  Board  of  Directors


                                       /S/  HONG  WEN  LI
                                       ------------------
                                       HONG  WEN  LI
                                       CHAIRMAN





Exhibit 1. Purchase and Sale Agreement dated April 5, 2004 (Incorporated by Reference to the Form 8-K filed by the Registrant on or about April 8, 2004.)